Investor Presentation Addendum May 2020 Statements made and information included in the Cleansing Materials are made as of the date of such Cleansing Materials and not as of the date hereof. In the course of subsequent operations, our views on some of these materials may have changed. As such, the Company’s future public filings may contain information that updates or supersedes some of the information contained in the Cleansing Materials, however the Company is under no obligation to update such Cleansing Materials for the date hereof or any future date.

Forward Looking Statement The information contained herein may include proprietary, sensitive, and confidential information regarding Unit Corporation (together with its wholly-owned direct and indirect subsidiaries, the “Company”), which has not been publicly disclosed. This information is being provided to you in your capacity as a member of the ad hoc group of holders of the Company’s 6.625% senior subordinated notes due 2021, and is subject to the confidentiality agreement you have executed with the Company. Your receipt of this document evidences your understanding and consent that the information contained herein is not to be reproduced, disclosed to any other person, or used for any purpose other than in your capacity as set forth above or as otherwise may be agreed to in writing by the Company. The distribution of these materials or the divulgence of any of their contents to any person, other than the person to whom they were originally delivered and such person’s advisors, without the prior consent of the Company, is prohibited. You are advised that United States securities laws restrict any person who has material, non-public information about a company from purchasing or selling securities of such company (and options, warrants, and rights relating thereto) and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. You agree not to purchase or sell such securities in violation of any such laws. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company’s drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management’s expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to the Company’s ability to continue as a going concern, the Company’s substantial indebtedness, the Company’s ability to pay, refinance, restructure or amend its indebtedness or otherwise improve its capital structure and liquidity, the possible early maturity of the Company’s Senior Credit Agreement, the Company’s financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company’s business plan, the Company’s ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected and other risks disclosed under “Risk Factors” in the Company’s most recent Form 10-K and Form 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. This presentation may contain certain terms, such as locations and estimated ultimate recovery (“EUR”) and other similar terms that describe estimates of potential wells and potentially recoverable hydrocarbons that SEC rules prohibit from being included in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and may not constitute “reserves” within the meaning of SEC rules and, accordingly, are subject to substantially greater risk of being actually realized. These estimates are based on the Company’s existing models and internal estimates. Actual quantities that may be ultimately recovered from the Company’s interests will differ substantially. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of unproved reserves may change significantly as development of the Company’s core assets provide additional data. In addition, our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. This presentation contains financial measures that have not been prepared in accordance with U.S. Generally Accepted Accounting Principles (“non-GAAP financial measures”) including EBITDA, adjusted EBITDA, and certain operating margins and debt ratios. The non-GAAP financial measures should not be considered a substitute for financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles. NYSE: UNT

Long-Term Forecast Assumptions

UPC

- Blowdown Case: Assumes no additional locations developed for the remainder of the projection period
- Assumes intercompany cost eliminations of 2.7% throughout the projection period
- Projections assume the pricing assumptions[1] below:

Strip Pricing as of May 8, 2020		2020E	2021E	2022E	2023E	2024E
	Oil ($ / Bbl)	$31.49	$34.40	$37.44	$39.92	$42.31
	Gas ($ / Mcf)	2.17	2.70	2.51	2.43	2.41
	NGL ($ / Bbl)	11.02	12.04	13.10	13.97	14.81

UDC

- Assumes an average of 58 available rigs from 2020E-2024E, starting with 14 BOSS rigs
- Assumes a 10 average rig utilization in 2020E-2024E
- Assumes average Daywork Revenue / Rig-day of $18.5m in 2020E-2024E
- Assumes no intercompany revenue or cost eliminations

SPC

- SPC EBITDA and capital expenditures shown at 50% of value reflecting Unit's ownership
- SPC free cash flow is not included in the consolidated free cash flow
- Assumes intercompany revenue eliminations of 26.1% and cost eliminations of 28.8% throughout the projection period

1. The oil and gas industry has experienced significant commodity price volatility. The pricing assumptions used herein are for illustrative purposes only and do not necessarily represent the views of the Company's management or advisors

UNIT CORPORATION NYSE: UNT 1

5 Year Consolidated Summary Projections – Blowdown Case ($ in millions) Production (MBoed) EBITDA % Liquids 47.6% 47.7% 47.7% 47.7% 47.6% $70 $75 32 $7 $14 $60 $23 $7 $52 $22 $7 $47 23 $17 $7 $19 19 $21 16 14 $50 $58 $49 $38 $31 ($16) ($14) ($14) ($14) ($14) 2020E 2021E 2022E 2023E 2024E 2020E 2021E 2022E 2023E 2024E Capital Expenditures Unlevered Free Cash Flow1 $75 Cumulative 5 Year $150 Cash Flow: $114mm $29 $36 $50 $2 $26 $25 $27 $6 $2 $75 $5 $23 $21 $21 $8 $16 $5 $2 $9 $5 $5 $5 $25 $47 $39 $2 $10 $32 $28 $7 $5 $5 $20 $-- $18 $-- ($14) $11 $11 $11 $11 ($16) ($14) ($14) ($14) ($25) ($75) 2020E 2021E 2022E 2023E 2024E 2020E 2021E 2022E 2023E 2024E UPC SPC UDC Corporate SG&A Cumulative FCF Note: Reflects pricing assumptions as of May 8, 2020 and figures net of eliminations 1. Does not include SPC cash flow 2

Cash Forecast Assumptions General - Forecast is based on the Company's "2020 Unit Corp Initial Budget_April Case No Rigs v7 " budget, adjusted for potential impacts of a Chapter 11 Filing - Cash flows reported on a disaggregated basis, by entity (excludes Superior Pipeline) - Assumes a creditors committee - Assumes a filing date of 5/14/2020. Post Petition period begins the week ended 5/22/2020 - Assumes ~3.5 month case with emergence week ending 8/28/2020, the case schedule may need to be extended - Assumes modification to severance obligations and KERP based on proposed settlement TWCF Updates - Actuals through 5/1/2020 - D&O tail of $3.6 million - KERP/KEIP of $0.9 million - Updated debt schedule - Severance fund of $7.5 million, post-emergence remaining severance of $5.7 million will be paid in 6 equal monthly installments commencing within one month of effective date - Employees severed in the RIF or in pay status may receive up to $13,650 priority cap under the employee wages motion - Remaining post emergence severance will be paid in 6 equal monthly installments commencing within one month of effective date - Aircraft receipts the week of 5/1/2020 - Updated pricing as of 5/5/2020. Also includes hedges. Operating Receipts and Disbursements - Cash receipts and operating disbursements are shown an a gross basis (as applicable; ex. UPC) and includes reimbursements from third parties and joint-venture partners - 30 day lag on Operated Oil & Gas receipts (cash received in March from February production) - 60 day lag on Non-Operated Oil and Gas Receipts, Working Interest and Royalty Payments and JIB Receivables - Superior receipts and disbursements excluded from 13-week; payroll costs, building rent, and management fee for overhead included within Other Receipts - UPC Field payroll is paid biweekly on two cycles; every other Wednesday and every other Friday - Unit non-field payroll pays out on the 15th and 31st with any paydays breaking over a weekend paying on Friday - Beginning cash balance is book balance rather than bank balance and is net of outstanding checks Debt DIP - DIP assumes interest rate of L+ 6.50% with LIBOR of 1.00% - Assumes Unused Fee of 1.00% and Commitment Fee of 2.25% - Assumes Agency Fee of $100,000 per month - Assumes DIP interest paid monthly RBL - RBL assume interest rates of 4.95% through the case and L+ 5.25% upon exit with LIBOR of 1.00% Term Loan - Term loan assumes interest rate of L+ 6.25% with LIBOR of 1.00% Note: Reflects pricing assumptions as of May 5, 2020 1. Includes prepetition draw under the RBL and postpetition under the DIP 3

13 Week Cash Forecast

($ in thousands)

Cash Forecast as of 5/7/20

($ in thousands)	Actuals	Actuals	Actuals		Pre-Filing	Post-Filing														Emergence	20 Week Total
Forecast Week #	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	4/17/2020
Annual Week #	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30	31	32	33	34	35	to
Week Ended	4/17/2020	4/24/2020	5/1/2020	5/8/2020	5/15/2020	5/22/2020	5/29/2020	6/5/2020	6/12/2020	6/19/2020	6/26/2020	7/3/2020	7/10/2020	7/17/20	7/24/20	7/31/20	8/7/20	8/14/20	8/21/20	8/28/20	8/28/2020
Collections																					
UPC Operating	$ 1,240	$ 6,598	$ 5,683	$ 545	$ 545	$ 5,396	$ 5,353	$ 558	$ 563	$ 563	$ 9,864	$ 555	$ 545	$ 545	$ 5,244	$ 8,225	$ 474	$ 474	$ 6,581	$ 9,406	$ 68,954
UDC Operating	2,171	3,196	3,209	1,949	1,949	1,949	1,949	1,597	1,456	1,456	1,456	1,456	1,455	1,455	1,455	1,455	1,453	1,453	1,453	1,453	35,430
Other Cash	690	970	1,742	572	-	572	-	246	572	-	572	246	572	-	572	246	572	-	572	-	8,717
Total Collections	**$ 4,101**	**$ 10,764**	**$ 10,634**	**$ 3,066**	**$ 2,494**	**$ 7,917**	**$ 7,302**	**$ 2,401**	**$ 2,591**	**$ 2,019**	**$ 11,892**	**$ 2,257**	**$ 2,572**	**$ 2,000**	**$ 7,271**	**$ 9,926**	**$ 2,500**	**$ 1,928**	**$ 8,607**	**$ 10,859**	**$ 113,101**
Operating Disbursements																					
UPC																					
Lease Operating Expenses	$ 941	$ 1,107	$ 1,413	$ 1,752	$ 1,752	$ 1,752	$ 1,752	$ 1,885	$ 1,810	$ 1,810	$ 1,810	$ 1,875	$ 1,749	$ 1,749	$ 1,749	$ 1,749	$ 1,632	$ 1,540	$ 1,540	$ 1,540	$ 32,907
Property Tax	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Capital Expenditures	-	-	-	406	406	406	406	415	419	419	419	413	406	406	406	406	358	358	358	358	6,763
UDC																					
Operating Expenses	223	370	411	765	341	765	341	919	789	399	789	507	748	358	748	358	888	363	753	770	11,605
Capital Expenditures	-	-	-	154	154	154	154	158	159	159	159	157	154	154	154	154	154	154	154	154	2,642
Unit Corp																					
Capital Expenditures	-	-	-	9	9	9	9	10	10	10	10	10	9	9	9	9	9	9	9	9	161
G&A																					
Payroll - Field	774	478	487	456	472	456	472	456	472	456	472	456	472	456	472	456	472	456	472	456	9,616
Payroll - Corporate	2,762	106	3,607	500	2,710	100	2,689	100	100	2,504	100	2,504	100	2,245	100	2,245	100	2,142	100	100	24,913
Non-payroll G&A	549	560	607	155	155	155	155	159	160	160	160	158	155	155	155	155	158	158	158	158	4,389
Total Operating Disbursements	**$ 5,248**	**$ 2,621**	**$ 6,526**	**$ 4,196**	**$ 6,000**	**$ 3,796**	**$ 5,978**	**$ 4,101**	**$ 3,919**	**$ 5,917**	**$ 3,919**	**$ 6,080**	**$ 3,793**	**$ 5,531**	**$ 3,793**	**$ 5,531**	**$ 3,773**	**$ 5,181**	**$ 3,546**	**$ 3,546**	**$ 92,997**
Non-Operating Disbursements																					
Interest	$ -	$ 134	$ -	$ -	$ 1,515	$ -	$ -	$ -	$ -	$ 867	$ -	$ -	$ -	$ 857	$ -	$ -	$ -	$ -	$ -	$ 4,974	$ 8,346
D&O Tail (primary/excess)	-	-	-	3,557	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	3,557
KEIP/KERP/Severance Fund	-	-	-	-	900	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	900
Utility Deposit	-	-	-	-	-	233	-	-	-	-	-	-	-	-	-	-	-	-	-	-	233
Hedge Disbursement/(Receipt)	-	-	-	-	(266)	-	-	-	(258)	-	-	-	(245)	-	-	-	-	(245)	-	-	(1,014)
Total Non-Operating Disbursements	**$ -**	**$ 134**	**$ -**	**$ 3,557**	**$ 2,149**	**$ 233**	**$ -**	**$ -**	**$ (258)**	**$ 867**	**$ -**	**$ -**	**$ (245)**	**$ 857**	**$ -**	**$ -**	**$ -**	**$ (245)**	**$ -**	**$ 4,974**	**$ 12,022**
Total Tested Disbursements	**$ 5,248**	**$ 2,755**	**$ 6,526**	**$ 7,753**	**$ 8,149**	**$ 4,029**	**$ 5,978**	**$ 4,101**	**$ 3,662**	**$ 6,784**	**$ 3,919**	**$ 6,080**	**$ 3,548**	**$ 6,388**	**$ 3,793**	**$ 5,531**	**$ 3,773**	**$ 4,936**	**$ 3,546**	**$ 8,520**	**$ 105,019**
Non-Tested Disbursements																					
Working Interest and Royalty Payments	$ (2)	$ 6,497	$ 366	$ -	$ -	$ -	$ -	$ 7,814	$ -	$ -	$ -	$ 5,456	$ -	$ -	$ -	$ -	$ 2,957	$ -	$ -	$ -	$ 23,089
Production & Ad Val Tax	2	367	361	103	103	103	103	106	107	107	107	105	103	103	103	103	123	123	123	123	2,580
Professional Fees	628	1,442	1,532	-	9,126	-	-	300	-	-	-	-	5,016	-	-	-	-	-	-	10,416	28,460
Total Non-Tested Disbursements	**$ 628**	**$ 8,306**	**$ 2,259**	**$ 103**	**$ 9,229**	**$ 103**	**$ 103**	**$ 8,220**	**$ 107**	**$ 107**	**$ 107**	**$ 5,562**	**$ 5,119**	**$ 103**	**$ 103**	**$ 103**	**$ 3,081**	**$ 123**	**$ 123**	**$ 10,539**	**$ 54,129**
Net Cash Flow	**$ (1,775)**	**$ (297)**	**$ 1,849**	**$ (4,790)**	**$ (14,884)**	**$ 3,785**	**$ 1,221**	**$ (9,921)**	**$ (1,177)**	**$ (4,871)**	**$ 7,866**	**$ (9,385)**	**$ (6,095)**	**$ (4,491)**	**$ 3,375**	**$ 4,291**	**$ (4,354)**	**$ (3,132)**	**$ 4,937**	**$ (8,200)**	**$ (46,047)**
Cash Balance																					
Beginning Consolidated Balance	$ 14,000	$ 12,224	$ 11,928	$ 13,777	$ 8,987	$ 1,000	$ 4,785	$ 6,006	$ 1,000	$ 1,000	$ 1,000	$ 8,866	$ 1,000	$ 1,000	$ 1,000	$ 4,375	$ 8,666	$ 4,313	$ 1,181	$ 6,118	$ 14,000
Net Cash Flow	(1,775)	(297)	1,849	(4,790)	(14,884)	3,785	1,221	(9,921)	(1,177)	(4,871)	7,866	(9,385)	(6,095)	(4,491)	3,375	4,291	(4,354)	(3,132)	4,937	(8,200)	(46,047)
Revolver DIP Draw/(Paydown)																					
Plus: Borrow [1]	-	-	-	-	6,896	-	-	4,915	1,177	4,871	-	1,519	6,095	4,491	-	-	-	-	-	3,082	33,047
Less: Pay Down	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Ending Consolidated Balance	**$ 12,224**	**$ 11,928**	**$ 13,777**	**$ 8,987**	**$ 1,000**	**$ 4,785**	**$ 6,006**	**$ 1,000**	**$ 1,000**	**$ 1,000**	**$ 8,866**	**$ 1,000**	**$ 1,000**	**$ 1,000**	**$ 4,375**	**$ 8,666**	**$ 4,313**	**$ 1,181**	**$ 6,118**	**$ 1,000**	**$ 1,000**

Note: Reflects pricing assumptions as of May 5, 2020

1. Includes prepetition draw under the RBL and postpetition under the DIP

UNIT CORPORATION

4

Monthly Debt Forecast

($ in thousands)

Monthly Debt Forecast as of 5/7/20

	Case	Emergence	Jan-20	Feb-20	Mar-20	Apr-20	May-20	Jun-20	Jul-20	Aug-20	Sep-20	Oct-20	Nov-20	Dec-20	Total
DIP Credit Facility															
Beginning Balance			-	-	-	-	-	-	62,036	74,142	-	-	-	-	-
Plus: Additional Rollup at Final Approval								51,073							
Plus: DIP draw- down			-	-	-	-	-	10,963	12,105	-	-	-	-	-	23,068
Less: DIP paydown			-	-	-	-	-	-	-	74,142	-	-	-	-	74,142
Ending Balance			**-**	**-**	**-**	**-**	**-**	**62,036**	**74,142**	**-**	**-**	**-**	**-**	**-**	**(51,073)**
Facility size			-	-	-	-	37,500	37,500	37,500	37,500	-	-	-	-	
Undrawn DIP balance			-	-	-	-	37,500	26,537	14,432	14,432	-	-	-	-	
Roll-up			-	-	-	-	-	-	-	-	-	-	-	-	
Fees and Interest	Case														
DIP Interest (AOM)	7.50%		-	-	-	-	-	388	388	463	-	-	-	-	1,239
Unused Fee (AOM)	1.00%		-	-	-	-	31	22	12	12	-	-	-	-	77
Agency Fee			-	-	-	-	100	100	100	100	-	-	-	-	400
Commitment Fee	2.25%		-	-	-	-	844	-	-	-	-	-	-	-	844
Total Fees and Interest			**-**	**-**	**-**	**-**	**975**	**510**	**500**	**575**	**-**	**-**	**-**	**-**	**2,560**
RBL															
Commitment			200,000	200,000	200,000	200,000	200,000	200,000	200,000	140,000	140,000	140,000	140,000	140,000	
Beginning balance			108,200	119,000	124,000	124,000	124,000	130,896	86,500	86,500	117,047	113,708	116,656	112,806	86,500
Plus: DIP paydown			-	-	-	-	-	-	-	30,547	-	-	-	-	30,547
Plus: Revolver draw-down			10,800	5,000	-	-	6,896	-	-	-	11,660	13,531	9,496	15,261	49,948
Less: Revolver paydown / Rollup			-	-	-	-	-	(44,396)	-	-	(14,999)	(10,583)	(13,346)	(15,574)	(54,502)
Ending Balance			**119,000**	**124,000**	**124,000**	**124,000**	**130,896**	**86,500**	**86,500**	**117,047**	**113,708**	**116,656**	**112,806**	**112,493**	**112,493**
Letters of Credit Outstanding			6,677	6,677	6,677	6,677	6,677	-	-	6,677	6,677	6,677	6,677	6,677	6,677
Ending Balance Including LC			**125,677**	**130,677**	**130,677**	**130,677**	**137,573**	**86,500**	**86,500**	**123,724**	**120,385**	**123,333**	**119,482**	**119,170**	**119,170**
Fees and Interest		Emergence													
RBL Interest (EOM)	4.95%	6.25%	491	512	512	512	540	357	357	483	469	481	465	464	5,641
Unused Fee (AOM)		0.50%	-	-	-	-	-	-	-	10	11	10	11	11	53
Letter of Credit (QTR)	6.50%	5.25%	-	-	8	-	-	-	-	-	88	-	-	88	184
Exit Fee (DIP)		1.75%	-	-	-	-	-	-	-	656	-	-	-	-	656
Agent Fee (Annually)			-	-	-	-	-	-	-	100	-	-	-	-	100
Total Fees and Interest			**491**	**512**	**520**	**512**	**540**	**357**	**357**	**1,249**	**568**	**491**	**477**	**563**	**6,634**
Term Loan															
Outstanding			-	-	-	-	-	-	-	40,000	40,000	40,000	40,000	40,000	40,000
Less: Term Loan Amortization			-	-	-	-	-	-	-	-	-	-	-	(100)	(100)
Term Loan Net of Amortization			**-**	**-**	**-**	**-**	**-**	**-**	**-**	**40,000**	**40,000**	**40,000**	**40,000**	**39,900**	**39,900**
Fees and Interest															
Term Loan Interest (QTR)		7.25%	-	-	-	-	-	-	-	-	-	-	-	723	723
Bank Commitment Fee		1.75%	-	-	-	-	-	-	-	3,150	-	-	-	-	3,150
Less: Term Loan Amortization (QTR)			-	-	-	-	-	-	-	-	-	-	-	100	100
Total Fees and Interest			**-**	**-**	**-**	**-**	**-**	**-**	**-**	**3,150**	**-**	**-**	**-**	**823**	**3,973**
Total DIP/RBL Fees and Interest			**491**	**512**	**520**	**512**	**1,515**	**867**	**857**	**4,974**	**568**	**491**	**477**	**1,386**	**2,922**

Note: Reflects pricing assumptions as of May 5, 2020

UNIT CORPORATION

5